SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 20, 2002
                            JNLNY VARIABLE FUND I LLC

On page 31, the second paragraph in the section entitled "Investment Sub-Adviser" should be deleted and replaced in its entirety with the following:

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund of the JNL Variable Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNAM, First Trust is responsible for selecting the investments of each Fund consistent with the investment objectives and policies of that Fund, and will conduct securities trading for the Fund. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the JNL Variable Fund and the oversight and supervision of JNAM, which pays First Trust's sub-advisory fees.


This Supplement is dated June 28, 2002.



(To be used with NV5640 Rev. 05/02)